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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 1999
                                                          --------------


                                KCS ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



                 Delaware                     1-11698           22-2889587
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     (State or other jurisdiction of        (Commission        (IRS Employer
      incorporation or organization)         File No.)       Identification No.)

   5555 San Felipe Road, Houston, TX                                 77056
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code  (713) 877-8006
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             Former address - 379 Thornall Street, Edison, NJ 08837
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

         On May 18, 1999, KCS Energy, Inc. (the "Company") announced that it had entered into forbearance agreements with respect to each of its revolving bank credit facilities. The forbearance agreements provide that the lenders will defer redetermination of the Company's borrowing base until July 1, 1999 and will refrain from exercising their rights and remedies as a result of existing defaults until June 30, 1999. The forbearance agreements further provide that the Company will commit 50% of its monthly cash flow to payments of principal under the credit facilities, with a minimum of $2 million monthly. In addition, a portion of the proceeds from the sale of any of the Company's oil and gas properties will be dedicated to payment of principal.
         A copy of the press release, dated May 18, 1999, issued by the Company announcing the execution of the forbearance agreements is attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.
         Exhibit 10.1. Forbearance Agreement dated May 14, 1999 by and among KCS Energy, Inc. and certain affiliated entities, Canadian Imperial Bank of Commerce, as Agent, CIBC Inc., as Collateral Agent and the lenders party thereto from time to time.

         Exhibit 10.2 Forbearance Agreement dated May 14, 1999 by and among KCS Energy, Inc. and certain affiliated entities, Canadian Imperial Bank of Commerce, as Agent, CIBC Inc., as Collateral Agent, Bank One, Texas, National Association, as Co-Agent, Nationsbank of Texas, National Association, as Co-Agent and the lenders party thereto from time to time.

         Exhibit 99.1
         Press release dated May 18, 1999 announcing the execution of the forbearance agreements by and among KCS Energy, Inc. and certain affiliated entities and the lenders under their bank credit facilities.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KCS Energy, Inc.




         May 18, 1999                          /s/ Frederick Dwyer
                                               ---------------------------------
                                                   Frederick Dwyer
                                                   Vice President, Controller
                                                      and Secretary

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                                  INDEX TO EXHIBITS


     EXHIBIT NO.                     DESCRIPTION
     -----------                     -----------

    Exhibit 10.1. Forbearance Agreement dated May 14, 1999 by and among KCS Energy, Inc. and certain affiliated entities, Canadian Imperial Bank of Commerce, as Agent, CIBC Inc., as Collateral Agent and the lenders party thereto from time to time.

    Exhibit 10.2 Forbearance Agreement dated May 14, 1999 by and among KCS Energy, Inc. and certain affiliated entities, Canadian Imperial Bank of Commerce, as Agent, CIBC Inc., as Collateral Agent, Bank One, Texas, National Association, as Co-Agent, Nationsbank of Texas, National Association, as Co-Agent and the lenders party thereto from time to time.

    Exhibit 99.1 Press release dated May 18, 1999 announcing the execution of the forbearance agreements by and among KCS Energy, Inc. and certain affiliated entities and the lenders under their bank credit facilities.